DEAR SHAREHOLDERS:

We are pleased to provide this initial report for Charter Foreign Stock Fund (the "Fund"), sub-advised by Bank of Ireland Asset Management (U.S.) Limited, covering the period ended June 30, 2000.

Please read our sub-adviser's update below.


Sincerely,


/s/ Richard H. Forde

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT
CHARTER FOREIGN STOCK FUND


SUB-ADVISER'S UPDATE

THE MARKET ENVIRONMENT

Performance among global equity markets was decidedly mixed during the second quarter, with just nine of the 22 countries that make up the Morgan Stanley Capital International (MSCI) World Index posting positive performance in U.S. dollar terms. Among major equity markets, Switzerland, the Netherlands, France and Australia made gains for the period, but these were outweighed by losses in other markets, such as the U.S., Japan, the U.K. and Germany.

On a relative basis, continental Europe fared better than other regions in the technology sell-off that occurred during the quarter -- because of its lower exposure to technology stocks and the fact that this sector in Europe is biased towards telecommunications stocks, which fared better than pure technology issues during the sector rotation.

Investors in the Japanese equity market suffered losses in the quarter, largely due to the global sell-off in technology stocks, although there is some evidence that foreign


                                                                               _
                                                                               1
investors are becoming increasingly impatient with the pace of reform there. Notwithstanding these concerns, on average, Japanese company profits recovered over the last year, due to ongoing corporate cost-cutting and a pickup in global demand.

In the rest of the Pacific Rim region, markets on aggregate were in negative territory for the recent quarter. With the notable exception of Australia, Pacific equity markets were hit hard by the sharp decline of the NASDAQ and concerns that U.S. interest rates were going to rise faster than initially anticipated. By the end of the quarter, however, those fears abated somewhat and markets began to rebound.

COMMENTS ON THE PORTFOLIO

Turning to the Fund itself, our telecommunication holdings were the primary contributors to our negative second quarter performance -- in a reversal of some of the gains achieved earlier this year. Japanese stocks in the technological innovation theme also disappointed over the period, but this was partly due to profit-taking. Despite its negative return, the Fund outperformed its benchmark, driven mainly by financial stocks in the growth in personal savings product theme and pharmaceutical stocks in the healthcare needs theme.

The portfolio's largest holding, Vodafone AirTouch, was the greatest detractor from performance. The company was weighed down by worries about the cost of acquiring licenses and implementing the infrastructure for third generation mobile phone systems. Japanese-quoted NTT DoCoMo also retreated, primarily as a result of profit-taking and concerns about the cost of expanding its global network. Among the Fund's telecommunications stocks, Alcatel bucked the trend by turning in a strong positive performance for the quarter -- profiting from its exit from low-growth, low-margin businesses, while making inroads into the exploding broadband equipment market. Murata Manufacturing was hit by profit-taking and worries that increases in capacity within the industry could depress prices. While we anticipate that there will continue to be a

                                                                               _
                                                                               2




strong demand for Murata's products going forward, we significantly reduced our holdings in the company during the first half of the year.

Financial stocks that performed well over the quarter included
Netherlands-quoted ING and Paris-based AXA. ING has begun to execute its strategy to increase its position in the life insurance business and is reducing its surplus capital through acquisitions. AXA was another strong performer over the quarter, during which it announced that its revenue for the first three months of the year rose by 33% compared to the same period last year.

Aventis, the Franco-German company which was formed by the alliance of Rhone-Polenc and Hoechst late last year, has seen its earnings growth accelerate as a result of increased sales in a number of its high-profit drugs, such as the allergy medicine Allegra. Other notable performers among the portfolio's pharmaceutical stocks were Swiss-quoted Novartis and U.K.-quoted AstraZeneca.

We continue to hedge a portion of the portfolio's exposure to the Japanese yen. Over the second quarter, this strategy added value to the portfolio.

Rising interest rates across the world (excluding Japan) are putting additional pressures on already stretched valuations in many stocks. This was particularly evident in the technology area during the quarter. The decline in share prices was largely concentrated in those stocks, which are, or have been at, extremely high valuations relative to their earnings (if indeed they have earnings at all). This environment has led to a return -- in the short term, at least -- to value-oriented investment decisions.

PERFORMANCE

For the second quarter and since its inception (01/24/00), the Fund's Institutional Class returned 0.75% and 7.20%, respectively. The MSCI EAFE Index returned -3.96% and -4.06%, respectively, for the quarter and year-to-date. The Fund's Premier and Retail Classes both returned 0.66% for the second quarter and 7.10% since inception.

                                                                               _
                                                                               3

OUTLOOK

Across the globe, technology stocks have showed signs of recovery and by the beginning of July the ultimate bellwether for tech stocks, the NASDAQ Composite, had clawed its way back above the 4,000 level. Having said that, there is now a greater degree of reality in investor perceptions about the technology, media and telecom sectors.

Margin pressure continues to be a dominant theme globally. Examples of this are abundant; food producers like Procter & Gamble and Unilever report pricing pressures, while HSBC announced that it is cutting mortgage rates in the U.K. by 1%, causing further price competition in an already vulnerable sector.

The latest Japanese data continues to paint a confused picture, but that economy is showing signs of recovery. We believe the sustainability of the recovery in Japan is very much dependent on continued corporate restructuring, which has still not reached the levels promised. We will also be looking for continued improvement in consumer confidence. In the meantime, we have taken profit in some of our better-performing Japanese investments and have redirected this money to more value-oriented companies in Europe.

Most of the economies in the Pacific are showing strong signs of recovery, but have suffered from the perception that a slowdown in the U.S. economy could adversely affect this recovery. We believe that these fears are somewhat misplaced because the current strength in economies such as China and India, and the consequent demand that they are generating for goods and services from the rest of the region, should cushion the impact of any U.S. slowdown.

Although indexes have broadened somewhat since the beginning of the year the two-tier market is still evident, particularly in the U.K. where a number of quality companies are trading at low multiples relative to their growth rates. Following the very strong performance in


_
4



many of our stocks over the past 12 months, we have taken profits and switched funds into other lower-valued, more attractive investments.

We continue to believe that a stable or rising interest rate background is likely to challenge over-stretched stock valuations in the coming months, particularly for companies where earnings are uncertain, or are some distance into the future. We believe that the performance of markets will continue to broaden and we'll look to take advantage of opportunities as they arise to position the portfolio to benefit from such an occurrence.



                                                                               _
                                                                               5

CHARTER FOREIGN STOCK FUND

INVESTMENTS IN SECURITIES
JUNE 30, 2000 (UNAUDITED)

                                                          MARKET
                                             NUMBER OF     VALUE
                                               SHARES      (000)
-----------------------------------------------------------------
COMMON STOCKS - 92.2%
AUSTRALIA - 3.6%
Brambles Industry                               1,800     $   55
National Australia Bank                         5,800         97
News Corp.                                     11,600        160
Telstra Corp. Ltd.                             13,950         57
Westpac Banking Corp.                           6,600         48
                                                       ----------
                                                             417
                                                       ----------
BELGIUM - 2.1%
Total Fina Elf                                  1,620        248
                                                       ----------

DENMARK - 0.6%
Tele Danmark A/S                                1,030         69
                                                       ----------

FRANCE - 8.6%
Alcatel *                                       2,945        193
Aventis SA                                      2,920        213
AXA UAP                                         1,635        258
Givaudan AG*                                       16          5
Michelin Cie Gle Des Etabl                      1,100         35
Vivendi                                         3,300        291
                                                       ----------
                                                             995
                                                       ----------
GERMANY - 3.41%
Bayerische Hypo-Und Vereinbank                  1,610        104
Bayerische Motoren Werke AG                     4,545        137
E on AG                                         3,210        155
                                                       ----------
                                                             396
                                                       ----------

HONG KONG - 3%
Cheung Kong Holdings                            7,000         77
China Mobile (HK)*                             10,000         88


The Notes to Financial Statements are an integral part of these statements.

_
6


                                                          MARKET
                                            NUMBER OF      VALUE
                                               SHARES      (000)
-----------------------------------------------------------------
China Unicom*                                  24,000     $   51
Hong Kong Electric Holdings                     4,000         13
Petrochina Co. Ltd.*                          364,000         76
Sun Hung Kai Properties                         6,000         43
                                                       ----------
                                                             348
                                                       ----------
ITALY - 3.0%
ENI Spa                                        12,595         73
Telecom Italia Spa*                            19,800        272
                                                       ----------
                                                             345
                                                       ----------

JAPAN - 16.67%
Acom Co.                                          600         50
Bank of Tokyo Mitsubishi Bank                   3,000         36
Canon, Inc.                                     5,000        249
Fuji Photo Film Ltd.                            3,000        123
Hitachi Ltd.                                   15,000        216
Honda Motor Co.                                 1,000         34
Hoya Corp.                                      1,000         90
KAO Corp.                                       2,000         61
Murata Manufacturing Co.                        1,000        143
NEC Corp.                                       7,000        220
Nippon Tel. & Tel. Corp.                            7         93
NTT DoCoMo                                          4        108
Rohm Co.                                          400        117
Shiseido Co.                                    3,000         46
Sony Corp.                                      1,100        103


The Notes to Financial Statements are an integral part of these statements.

                                                                               _
                                                                               7

CHARTER FOREIGN STOCK FUND

INVESTMENTS IN SECURITIES CONTINUED
JUNE 30, 2000 (UNAUDITED)

                                                          MARKET
                                             NUMBER OF     VALUE
                                               SHARES      (000)
-----------------------------------------------------------------
Takeda Chemical Industries                      3,000     $  197
Takefuji Corp.                                    400         48
                                                       ----------
                                                           1,934
                                                       ----------

KOREA - 0.6%
Korea Telecom  ADR*                               820         40
Pohang Iron & Steel Ltd. ADR*                   1,050         25
                                                       ----------
                                                              65
                                                       ----------

NETHERLANDS - 11.62%
ABN-Amro Holdings NV                            5,600        137
Ahold (Kon) NV                                  4,025        118
Elsevier NV                                     5,042         61
Fortis (Nl)                                     1,675         49
Heineken Nv                                       980         60
ING Groep NV Cva                                5,680        384
Koninklijke Kpn *                               4,160        186
Philips Elec. (Kon)*                            2,845        134
Royal Dutch Petroleum                           1,960        122
Tnt Post Groep NV                               2,350         63
Vnu NV                                            660         34
                                                       ----------
                                                           1,348
                                                       ----------

NEW ZEALAND - 0.1%
Telecom Corp. of New Zealand Ltd.               3,000         10
                                                       ----------

PORTUGUAL - 0.3%
Electricidade De Portugual EDP                  1,750         32
                                                       ----------

SINGAPORE - 1.2%
DBS Holdings                                    6,000         77
Overseas Chinese Banking Corp.                  4,000         28
Singapore Press Holdings                        2,000         31
                                                       ----------
                                                             136
                                                       ----------



The Notes to Financial Statements are an integral part of these statements.

_
8



                                                          MARKET
                                             NUMBER OF     VALUE
                                               SHARES      (000)
-----------------------------------------------------------------
SPAIN - 2.3%
Banco Santander Central                        11,000     $  116
Telefonica CA *                                 6,950        149
                                                       ----------
                                                             265
                                                       ----------
SWEDEN - 1.1%
Ericsson *                                      6,450        128
                                                       ----------

SWITZERLAND - 8.93%
Alusuisse-Lonza Holdings *                         74         48
Lonza Group AG                                     67         35
Nestle SA                                         126        252
Novartis AG                                       114        181
Roche Holdings Ag Gennusscheine                    16        156
Schweiz Ruckversicherungs-G *                      96        196
UBS AG *                                        1,150        168
                                                       ----------
                                                           1,036
                                                       ----------

UNITED KINGDOM - 25.22%
3I Group                                        2,170         45
Allied Zurich *                                 8,595        102
Astrazeneca                                     2,920        136
Barclays                                        7,220        179
British American Tobacco *                      2,363         16
Cable & Wireless *                             11,600        196
Cadbury Schweppes *                            12,204         80
Diageo *                                       13,950        125
EMI Group *                                     5,150         47
Glaxo Wellcome *                                6,750        197
Granada Group                                  15,560        155
Hilton Group PLC *                             14,850         52
Invensys                                       23,322         88


The Notes to Financial Statements are an integral part of these statements.

                                                                               _
                                                                               9

CHARTER FOREIGN STOCK FUND

INVESTMENTS IN SECURITIES CONTINUED
JUNE 30, 2000 (UNAUDITED)


                                                          MARKET
                                            NUMBER OF      VALUE
                                               SHARES      (000)
-------------------------------------------------------------------
Lloyds Tsb Group                               13,704     $  129
Marconi                                         9,660        126
Old Mutual                                      2,880          6
P & O                                           3,210         27
Pearson                                         2,705         86
Prudential PLC                                 12,660        185
Railtrack Group PLC                             1,800         28
Reuters Group                                   5,100         90
RMC Group                                       1,250         16
Shell T & T                                    29,358        245
Ti Group                                        5,550         30
Vodafone Airtouch                             133,633        540
                                                       ----------
                                                           2,926
                                                       ----------
TOTAL COMMON STOCKS - 92.2%
    (Cost $9,846)                                         10,698
                                                       ----------

RIGHTS - 2.9%
(Cost $1)

AXA*                                               10          1
                                                       ----------

SHORT-TERM OBLIGATIONS - 4.3%

MONEY MARKET FUND

Charter Money Market Fund                     498,000        498

TOTAL SHORT-TERM OBLIGATIONS
  (Cost $498)                                                498
                                                       ----------
TOTAL INVESTMENT IN SECURITIES - 100%
  (Total Cost $10,345)                                    11,197
Cash and Other Assets Less Liabilities - (0.6%)               65
                                                       ----------
NET ASSETS - 100.0%                                     $ 11,262
                                                       ==========

* Non-income producing security.


The Notes to Financial Statements are an integral part of these statements.

__
10

-----------------------------------------------------------------
CHARTER FOREIGN STOCK FUND
TEN LARGEST POSITIONS (UNAUDITED)
                                                (000)
Vodafone Airtouch                             $   540       4.7%
ING Groep NV Cva                                  384       3.3%
Vivendi                                           291       2.5%
Telecom Italia Spa                                272       2.3%
AXA  UAP                                          259       2.2%
Nestle SA                                         252       2.2%
Cannon, Inc.                                      249       2.1%
Total Fina Elf                                    248       2.1%
Shell T & T                                       245       2.1%
Tekeda Chemical Industries                        197       1.7%
-----------------------------------------------------------------



The Notes to Financial Statements are an integral part of these statements.



                                                                              __
                                                                              11

CHARTER FOREIGN STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)


                                                              (IN THOUSANDS)
--------------------------------------------------------------------------------
ASSETS:
Investments in securities at value (Cost - $10,345)            $   11,197
Cash                                                                    1
Foreign currency (Cost $102)                                          102
Receivable for investments sold                                        17
Interest and dividends receivable                                      10
Other                                                                  31
                                                           ---------------
     Total assets                                                  11,358
                                                           ---------------

LIABILITIES:
Payable for investments purchased                                      56
Accrued advisory fees payable                                           9
Custodian fees payable                                                  9
Accrued audit and legal fees payable                                    7
Administrative services payable                                         6
12b-1 and sub-accounting fees payable to Distributor                    4
Other accrued expenses                                                  5
                                                           ---------------
     Total liabilities                                                 96
                                                           ---------------

NET ASSETS                                                     $   11,262
                                                           ===============

SHARES OUTSTANDING
Institutional Class ($10.41 net asset value per share)                450
                                                           ===============
Premier Class ($10.40 net asset value per share)                      516
                                                           ===============
Retail Class ($10.40 net asset value per share)                       118
                                                           ===============


COMPONENTS OF NET ASSETS:
Paid in capital                                                $   10,854
Undistributed net investment income                                   202
Accumulated net realized loss on investments and
  currencies                                                         (646)
Unrealized appreciation of investments                                852
                                                           ---------------
NET ASSETS                                                     $   11,262
                                                           ===============



The Notes to Financial Statements are an integral part of these statements.


__
12




CHARTER FOREIGN STOCK FUND

STATEMENT OF OPERATIONS
FOR THE PERIOD JANUARY 24, 2000* TO
JUNE 30, 2000 (UNAUDITED)


                                                              (IN THOUSANDS)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends (net of taxes withheld of $13,707)                $     89
     Interest                                                         169
                                                            --------------
                                                                      258
EXPENSES:
     Investment advisory fees                                          48
     Custodian fees and expenses                                       36
     Registration fees                                                 13
     Administrative services                                            9
     Auditing and legal fees                                            8
     Sub-accounting fees                                                7
     Shareholder reports                                                3
     12b-1 fees                                                         1
     Other                                                              3
                                                            --------------
Total expenses                                                        128
     Less expenses waived by adviser or distributor                   (72)
                                                            --------------
Net expenses                                                           56
                                                            --------------
NET INVESTMENT INCOME                                                 202
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized loss from securities transactions                  (521)
     Net realized loss from currency transactions                    (125)
     Unrealized appreciation of investments                           852
                                                            --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                206
                                                            --------------
NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                                            $     408
                                                            ==============


* Commencement of operations



The Notes to Financial Statements are an integral part of these statements.


                                                                              __
                                                                              13

CHARTER FOREIGN STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD JANUARY 24, 2000* TO
JUNE 30, 2000 (UNAUDITED)

                                                                 (IN THOUSANDS)
--------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                             $     202
Net realized loss from securities and foreign currency
  transactions                                                         (646)
Unrealized appreciation of investments                                  852
                                                           -----------------
Net increase in net assets from operations                              408
                                                           -----------------
DISTRIBUTIONS FROM NET INVESTMENT INCOME:
     Institutional Class                                                  -
     Premier Class                                                        -
     Retail Class                                                         -
                                                           -----------------
Total distributions to shareholders                                       -
                                                           -----------------
CAPITAL SHARE TRANSACTIONS:
Institutional Class

Net proceeds from sales of shares                                     4,500
Net asset value of shares issued to shareholders
     in reinvestment of dividends and distributions                       -
                                                           -----------------
                                                                      4,500
Cost of shares redeemed                                                   -
                                                           -----------------
                                                                      4,500
                                                           -----------------
Premier Class
Net proceeds from sales of shares                                     5,328
Net asset value of shares issued to shareholders
     in reinvestment of dividends and distributions                       -
                                                           -----------------
                                                                      5,328
Cost of shares redeemed                                                (151)
                                                           -----------------
                                                                      5,177
                                                           -----------------
Retail Class
Net proceeds from sales of shares                                     1,196
Net asset value of shares issued to shareholders
     in reinvestment of dividends and distributions                       -
                                                           -----------------
                                                                      1,196
Cost of shares redeemed                                                 (19)
                                                           -----------------
                                                                      1,177
                                                           -----------------
Net increase from Fund share transactions                            10,854
                                                           -----------------
NET INCREASE IN NET ASSETS                                           11,262
NET ASSETS:
Beginning of period                                                       -
                                                           -----------------
End of period (including undistributed
     net investment income of $202)                             $    11,262
                                                           =================

* Commencement of operations

The Notes to Financial Statements are an integral part of these statements.

__
14


CHARTER FOREIGN STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS CONTINUED
FOR THE PERIOD JANUARY 24, 2000* TO
JUNE 30, 2000 (UNAUDITED)
                                                                  (IN THOUSANDS)
--------------------------------------------------------------------------------
TRANSACTIONS IN CAPITAL STOCK
INSTITUTIONAL CLASS
Shares sold                                                           450
Shares issued in reinvestment of dividends and
  distributions                                                         -
                                                                      450
                                                            --------------
Shares redeemed                                                         -
                                                            --------------
Net increase in shares outstanding                                    450
                                                            ==============
PREMIER CLASS
Shares sold                                                           530
Shares issued in reinvestment of dividends and
  distributions                                                         -
                                                            --------------
                                                                      530
Shares redeemed                                                       (14)
                                                            --------------
Net increase in shares outstanding                                    516
                                                            ==============
RETAIL CLASS
Shares sold                                                           120
Shares issued in reinvestment of dividends and
  distributions                                                         -
                                                            --------------
                                                                      120
Shares redeemed                                                        (2)
                                                            --------------
Net increase in shares outstanding                                    118
                                                            ==============

* Commencement of operations

The Notes to Financial Statements are an integral part of these statements.

                                                                              __
                                                                              15

CHARTER FOREIGN STOCK FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES. Charter Foreign Stock Fund is a separate series of CIGNA Funds Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Charter Foreign Stock Fund seeks long-term capital appreciation by investing principally in common stocks of well established companies located outside the U.S. The Trust offers three classes of shares: Institutional Class, Premier Class and Retail Class. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including any applicable sub-accounting or 12b-1 distribution fee). Shares of each class would receive their pro rata share of net assets of the Fund if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares. Institutional Class Shares have a separate transfer agent charge and no distribution fee or sub-accounting fee. The Premier Class Shares have a sub-accounting fee. The Retail Class Shares have a 12b-1 fee and a sub-accounting fee.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities, including warrants, that are listed on a national securities exchange or part of the NASDAQ National Market System are valued at the last sale price or, if there has been no sale that day, at the last bid price. Prices are taken from the primary market in which the security trades. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which

__
16



approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-date, and interest income is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

C. FEDERAL TAXES - For federal income tax purposes, each fund in the Trust is taxed as a separate entity. It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income or net capital gains have been accrued.

D. DIVIDENDS - Dividends from net investment income and net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed annually.

Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a re-classification to paid in capital may be required.

E. CURRENCY TRANSLATION AND FORWARD CURRENCY CONTRACTS - Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates as follows: assets and liabilities at the rate of exchange at the end of the


                                                                              __
                                                                              17

CHARTER FOREIGN STOCK FUND

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) CONTINUED


period, purchases and sales of securities and expenses at the rate of exchange prevailing on the dates of such transactions. The Fund from time to time may enter into foreign currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund enters into these transactions either on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency exchange contracts to purchase or sell foreign currencies. Realized and unrealized gains and losses on foreign currency transactions represent foreign exchange gains and losses arising from the sale of holdings of foreign currencies, foreign currency exchange rate fluctuations between trade dates and settlement dates on securities transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 1.00% applied to the average daily net assets of the Fund. TimesSquare has voluntarily agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed 1.05% annually of average daily net assets for the Institutional Class, 1.25% annually of average daily net assets for the Premier Class, and 1.50% annually for the Retail Class, until April 30, 2001 and thereafter to the extent described in the Fund's then current prospectus. TimesSquare retains the ability to be repaid by the Fund if the Fund's expenses fall below the

__
18


specified limit prior to the end of the fiscal year or within three years after TimesSquare waives management fees or reimburses Fund operating expenses.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the six months ended June 30, 2000, the Fund paid or accrued $9,395.

With respect to Retail Class shares, the Fund has adopted a 12b-1 plan which requires the payment of 0.25% annually ($1,208 through 6/30/00) to CIGNA Financial Services, Inc. ("CFS"), the Fund's distributor. The fees received from the 12b-1 plan are used for services provided to the Retail Class and expenses primarily intended to result in the sale of such shares. Premier and Retail Class shares are also subject to a sub-accounting fee payable to CFS equal to 0.25% annually ($5,678 and $1,208, respectively, through 6/30/00). The sub-accounting and 12b-1 fees will be waived as necessary to limit Premier and Retail Class expenses, as a percentage of average net assets, to the amounts described above until April 30, 2001 and thereafter to the extent described in the Fund's then current prospectus.

TimesSquare and CFS are indirect, wholly-owned subsidiaries of CIGNA
Corporation.

3. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

                                                                              __
                                                                              19

CHARTER FOREIGN STOCK FUND

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) CONTINUED


4. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities, excluding short-term obligations, for the six months ended June 30, 2000 were $11,175,345 and $1,240,364, respectively.

At June 30, 2000, the cost of securities for federal income tax purposes was $10,344,515. The Fund had net unrealized appreciation of investment of $852,009, consisting of gross unrealized appreciation of $1,332,366 and gross unrealized depreciation of $480,357 for federal income tax purposes.

5. CAPITAL STOCK. The Fund is a separate series of the Trust which offers an unlimited number of shares of beneficial interest, without par value. At June 30, 2000, Life Insurance Company of North America, an indirect wholly-owned subsidiary of CIGNA Corporation, owned 92% of the Fund.


__
20



6. FINANCIAL HIGHLIGHTS. The following per share data is computed on the basis of a share outstanding throughout the period:


                                                              INSTITUTIONAL    PREMIER          RETAIL
                                                               CLASS            CLASS           CLASS
----------------------------------------------------------------------------------------------------------
                                                                FOR THE        FOR THE          FOR THE
                                                                PERIOD         PERIOD           PERIOD
                                                                1/24/00(4)     1/14/00(4)       1/14/00(4)
                                                                  TO             TO               TO
(UNAUDITED)                                                     6/30/00        6/30/00          6/30/00
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  NET ASSET VALUE, BEGINNING OF PERIOD                            $ 10.00          $ 10.00     $ 10.00

INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                              0.20             0.18        0.17
  Net realized and unrealized gain on securities                     0.21             0.22        0.23
                                                                  --------         --------    --------

TOTAL FROM INVESTMENT OPERATIONS                                     0.41             0.40        0.40
                                                                  --------         --------    --------

LESS DISTRIBUTIONS:
  Dividends from net investment income                                 -                -           -
  Distributions from capital gains                                     -                -           -
                                                                  --------         --------    --------
TOTAL DISTRIBUTIONS                                                    -                -            -
                                                                  --------         --------    --------
NET ASSET VALUE, END OF PERIOD                                    $ 10.41          $ 10.40     $ 10.40
                                                                  ========         ========    ========
TOTAL RETURN (1)                                                     7.20% (2)        7.10% (2)   7.10% (2)

RATIOS TO AVERAGE NET ASSETS
  Expenses                                                           1.05% (3)        1.25% (3)   1.50% (3)
  Net investment income                                              4.48% (3)        3.96% (3)   3.86% (3)
  Fees and expenses waived or borne by the Adviser or
  Distributor                                                        1.30% (3)        1.36% (3)   1.38% (3)
  Portfolio turnover                                                   14% (2)          14% (2)     14% (2)
  Net assets, end of period (000 omitted)                         $ 4,684          $ 5,358     $ 1,200



(1) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(2) Not annualized.
(3) Annualized.
(4) Commencement of operations.


                                                                              __
                                                                              21

CHARTER FOREIGN STOCK FUND


Charter Foreign Stock Fund is an open-end, diversified management investment company that invests primarily in common stocks of well-established companies located outside the U.S. The investment adviser is TimesSquare Capital Management, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152. The Fund is distributed by CIGNA Financial Services, Inc., P.O. Box 150476, Hartford, CT 06115-0476 (telephone: 1.888.CIGNA.FS or 1.888.244.6237).


TRUSTEES

Hugh R. Beath
ADVISORY DIRECTOR, ADMEDIA CORPORATE ADVISORS, INC.

Richard H. Forde
SENIOR MANAGING DIRECTOR, TIMESSQUARE CAPITAL MANAGEMENT, INC.

Russell H. Jones
VICE PRESIDENT AND TREASURER, KAMAN CORPORATION

Thomas C. Jones
PRESIDENT, CIGNA RETIREMENT AND INVESTMENT SERVICES &
CHAIRMAN OF THE BOARD, TIMESSQUARE CAPITAL MANAGEMENT, INC.

Paul J. McDonald
SPECIAL ADVISOR TO THE BOARD OF DIRECTORS,
FRIENDLY ICE CREAM CORPORATION

OFFICERS

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT

Alfred A. Bingham III
VICE PRESIDENT AND TREASURER

Jeffrey S. Winer
VICE PRESIDENT AND SECRETARY


[CIGNA TREE LOGO GRAPHIC APPEARS HERE]
CIGNA FINANCIAL SERVICES, INC.

P.O. Box 150476 . Hartford, CT 06115-0476
www.cigna.com . Member NASD/SIPC

                                            545725



________________________________________________________________________________


                               CIGNA FUNDS GROUP

________________________________________________________________________________

                     [A BUILDING GRAPHIC APPEARS IN THE BACKGROUND OF THIS PAGE]

                                                               CHARTER FUNDS/SM/


                                                                         CHARTER

                                                                         FOREIGN

                                                                           STOCK

                                                                            FUND






                                                               Semiannual Report
                                                                   June 30, 2000




[CIGNA TREE LOGO GRAPHIC APPEARS HERE]
CIGNA Financial Services, Inc.